UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Worthington Industries, Inc.

(Name of Registrant as Specified In Its Charter)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on September 25, 2014.

WORTHINGTON INDUSTRIES, INC. WORTHINGTON INDUSTRIES, INC. ATTN: SHAREOWNER SERVICES P.O. BOX 218 PORTLAND, OR 97228-2168

Meeting Information

Meeting Type:              Annual Meeting

For holders as of:         August 1, 2014

Date:  September 25, 2014             Time:  2:00 P.M., EDT

Location:   Meeting live via the Internet - please visit                     www.virtualshareholdermeeting.com/WOR

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit www.virtualshareholdermeeting.com/WOR and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold common shares in the company named above.

This is not a ballot. You cannot use this notice to vote these common shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.You may view the proxy materials online at www. proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

Notice of Annual Meeting of Shareholders      Proxy Statement       Company’s 2014 Annual Report to Shareholders

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these proxy materials, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                                                 1) BY INTERNET:         www.proxyvote.com

                                                                 2) BY TELEPHONE:     1-800-579-1639

                                                                 3) BY E-MAIL*:             sendmaterial@proxyvote.com

*      If requesting proxy materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 12, 2014 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting

Go to www.proxyvote.com Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/WOR Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote FOR each of the listed nominees for election as a director and FOR Proposals 2 and 3.

1.      To elect four directors, each to serve for a term of three years to expire at the 2017 Annual Meeting of Shareholders:

Nominees:

01)   Michael J. Endres

02)   Ozey K. Horton, Jr.

03)   Peter Karmanos, Jr.

04)   Carl A. Nelson, Jr.

2. To approve the advisory resolution on executive compensation.

3. To ratify the selection of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending May 31, 2015.

NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the Annual Meeting.